UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 2, 2005

    WYOMING OIL & MINERALS, INC.
(Exact name of registrant as specified in its charter)

Wyoming (State or other jurisdiction of incorporation)	0-7919 (Commission File Number)	84-0217330 (IRS Employer Identification No.)

5525 Erindale Dr., Suite 201
Colorado Springs, Colorado 80918
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code   (719) 260-8509

        Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into A Material Definitive Agreement

        On May 2, 2005, Wyoming Oil & Minerals, Inc. (the “Company”) executed an agreement (the Securities Purchase Agreement and Plan of Reorganization dated May 2, 2005, or “Purchase Agreement”) to acquire all of the issued and outstanding capital stock of Bestip Development International Limited (“Bestip”). The Purchase Agreement was consummated with Bestip and its two stockholders. Bestip is a privately-held international business company organized under the laws of the British Virgin Islands (“BVI”), engaged through its subsidiaries in the manufacture and distribution of micro motors. Bestip is headquartered in Hong Kong and its manufacturing facilities are located in mainland China.

        Pursuant to the terms of the Purchase Agreement, the Company will issue a total of 28,000,000 shares of its Common Stock for all of the capital stock of Bestip. Consummation of the acquisition is subject to numerous contingencies, including continuing due diligence and regulatory filings. Subject to satisfaction of these conditions, and upon closing of the transaction, Bestip would become a wholly-owned subsidiary of the Company.

        Closing of the transaction is contemplated by May 16, 2005.

Item 3.02      Unregistered Sales of Equity Securities

        All of the stock proposed to be issued by the Company pursuant to the terms of the Purchase Agreement will be issued pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended. Specifically, it is contemplated that the Company will rely on Section 4(2) and/or Regulation D, Rule 506 of the Securities Act for the offer and sale of the Common Stock. Certificates representing the stock issued pursuant to the Purchase Agreement will bear a legend restricting transfer in accordance with that Act.

        The two Bestip shareholders party to the agreement are Ever Top Financial Corporation, a BVI corporation, and SAOF No. 3 Limited, also a BVI corporation. If the transaction is completed, Ever Top will receive 26,320,000 shares of common stock and SAOF would receive 1,680,000 shares.

Item 5.01      Changes in Control of Registrant

        If the acquisition contemplated by the Purchase Agreement is consummated, the Company will undergo a change in control. Simultaneously with closing, all of the existing officers and directors of the Company will resign and be replaced by individuals nominated by the Bestip stockholders. In addition, the stockholders of Bestip will acquire a majority of the outstanding voting stock of the Company.

        Pursuant to the terms of the Purchase Agreement, the Bestip stockholders have nominated Messrs. Shi Kai Biu (Simon) and Shi Kai Bon Jeffrey as directors, to replace the existing directors who will resign at closing. Jeffrey Shi is the son of Simon Shi. Both Simon and Jeffrey Shi are residents and citizens of Hong Kong.

        In addition to his position as a director, Mr. Simon Shi will indirectly become the largest stockholder of the Company following the closing of the acquisition. Mr. Shi, through a subsidiary, is the owner of Ever Top Financial Corporation, which in turn will own 89% of the issued and outstanding stock of the Company following the closing. It is anticipated that additional information about Simon and Jeffrey Shi will become available in a Schedule 14f-1 to be filed by the Company prior to closing of the acquisition.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        If the acquisition is completed, the existing officers and directors will resign and be replaced by the directors nominated by the Bestip stockholders and identified above. Those directors, in turn, will appoint new officers of the Company after the closing. It is anticipated that Simon Shi will be named President and Chief Executive Officer, Lun Ho will be named Chief Operating Officer and Eric Wong will be named Principal Financial Officer. Appointment of these officers is subject to the discretion of the Board of Directors following the closing.

Item 9.01      Financial Statements and Exhibits

      (c)      Exhibits

                 The following exhibits are filed with this report:

                 10.1       Securities Purchase Agreement and Plan of Reorganization by and among the Company, Bestip and the shareholders of Bestip dated May 2, 2005.

        Descriptions in this report are qualified in their entirety by reference to the Securities Purchase Agreement, a copy of which is filed as an exhibit hereto.

Forward-Looking Statements

        This report contains or incorporates by reference “forward-looking statements,” as that term is used in federal securities laws, about the anticipated acquisition and its effect on our business. These statements include, among others:

        — statements concerning the benefits that we expect will result from our business activities and certain transactions that we may complete, such as increased revenues, decreased expenses and avoided expenses and expenditures; and

        — statements of our expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts.

        These statements may be made expressly in this document or may be incorporated by reference to other documents that we will file with the SEC. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions used in this report or incorporated by reference in this report.

        These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause our actual results to be materially different from any future results expressed or implied by us in those statements. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied. We caution you not to put undue reliance on these statements, which speak only as of the date of this report. Further, the information contained in this document or incorporated herein by reference is a statement of our present intention and is based on present facts and assumptions, and may change at any time and without notice, based on changes in such facts or assumptions.

        There is no assurance that the Purchase Agreement will be consummated or the acquisition completed. If the acquisition is not completed, we would be forced to renew our investigation of another suitable business acquisition and conduct additional due diligence into the business, financial condition and results of operation of another entity. We may not have sufficient capital to undertake this additional investigation and there is no assurance that our investigation would be successful.

SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 06, 2005	WYOMING OIL & MINERALS, INC. By: /s/ Bill M. Conrad Bill M. Conrad, President